Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(614,840)
Unrealized Gain (Loss) on Market Value of Futures	(4,774,180)
Interest Income	388,718
ETF Transaction Fees	1,400
Total Income (Loss)	$(4,998,902)

Expenses
Management Fees	$322,929
Professional Fees	72,751
Brokerage Commissions	38,874
Non-interested Directors' Fees and Expenses	3,457
Prepaid Insurance Expense	2,348
Total Expenses	$440,359
Net Income (Loss)	$(5,439,261)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/17	$494,515,678
Withdrawals (250,000 Shares)	(10,163,338)
Net Income (Loss)	(5,439,261)

Net Asset Value End of Month	$478,913,079
Net Asset Value Per Share (11,950,000 Shares)	$40.08

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$58,738
Unrealized Gain (Loss) on Market Value of Futures	(486,588)
Interest Income	6,850
ETF Transaction Fees	350
Total Income (Loss)	$(420,650)

Expenses
Management Fees	$4,601
Professional Fees	2,803
Brokerage Commissions	35
Non-interested Directors' Fees and Expenses	61
Prepaid Insurance Expense	99
Total Expenses	7,599
Expense Waiver	(1,937)
Net Expenses	$5,662
Net Income (Loss)	$(426,312)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/17	$8,950,433
Withdrawals (50,000 Shares)	(936,811)
Net Income (Loss)	(426,312)

Net Asset Value End of Month	$7,587,310
Net Asset Value Per Share (400,000 Shares)	$18.97

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended September 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(40,885)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(103)
Unrealized Gain (Loss) on Market Value of Futures	25,847
Unrealized Gain (Loss) on Foreign Currency Translations	55
Interest Income	1,469
Total Income (Loss)	$(13,617)

Expenses
Management Fees	$947
Professional Fees	2,803
Brokerage Commissions	182
Non-interested Directors' Fees and Expenses	13
Prepaid Insurance Expense	99
Total Expenses	4,044
Expense Waiver	(2,876)
Net Expenses	$1,168
Net Income (Loss)	$(14,785)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/17	$1,766,449
Net Income (Loss)	(14,785)

Net Asset Value End of Month	$1,751,664
Net Asset Value Per Share (100,000 Shares)	$17.52

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2017

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(596,987)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(103)
Unrealized Gain (Loss) on Market Value of Futures	(5,234,921)
Unrealized Gain (Loss) on Foreign Currency Translations	55
Interest Income	397,037
ETF Transaction Fees	1,750
Total Income (Loss)	$(5,433,169)

Expenses
Management Fees	$328,477
Professional Fees	78,357
Brokerage Commissions	39,091
Non-interested Directors' Fees and Expenses	3,531
Prepaid Insurance Expense	2,546
Total Expenses	452,002
Expense Waiver	(4,813)
Net Expenses	$447,189
Net Income (Loss)	$(5,880,358)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/17	$505,232,560
Withdrawals (300,000 Shares)	(11,100,149)
Net Income (Loss)	(5,880,358)

Net Asset Value End of Month	$488,252,053

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2017 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612